UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                February 23, 2012

PEPCO HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31403	52-2297449
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Ninth Street, N.W., Washington, DC	20068
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code	(202) 872-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 23, 2012, Pepco Holdings, Inc. issued a news release announcing its operating results for the fourth quarter of 2011 and the 2011 fiscal year.  The news release is furnished as Exhibit 99.1 to this Form 8-K.  The information being furnished pursuant this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the Securities Act), except as shall be expressly set forth by specific reference in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On February 23, 2012, Anthony J. Kamerick, the Senior Vice President and Chief Financial Officer (and principal financial officer) of the Company, advised Pepco Holdings and the Company that he intends to retire from such positions with the Company and its subsidiaries, and as a director of Potomac Electric Power Company (Pepco), in January 2013.  Mr. Kamerick joined Pepco in October 1970 and has held a variety of positions, including Vice President and Treasurer of the Company from August 2002 through February 2009, and Senior Vice President and Chief Regulatory Officer of the Company from March 2009 through June 2009.  Mr. Kamerick was appointed to his current position with the Company in June 2009.  Mr. Kamerick also holds similar positions with Pepco and Delmarva Power & Light Company, and is the Chief Financial Officer of Atlantic City Electric Company, which positions he has held since June 2009.  Mr. Kamerick has also served as a director of Pepco since June 2009.

Mr. Kamerick will turn 65 in September 2012, and consistent with the Company’s existing executive succession planning process, the Company is currently evaluating potential candidates to succeed Mr. Kamerick.  The Company intends to identify a successor during the next two months.  Once his successor has been selected, Mr. Kamerick will at that time resign from his existing officer positions with the Company and its subsidiaries and as a director of Pepco, and will be elected the Company’s Executive Vice President and Chief Regulatory Officer, to serve until his retirement in January 2013.  In this role, Mr. Kamerick will continue to oversee the regulatory proceedings of the Company’s utility subsidiaries and will continue to report to Joseph M. Rigby, the Company’s Chairman, President and Chief Executive Officer.

Item 7.01	Regulation FD Disclosure.

Exhibit 99.2, attached hereto, is hereby incorporated by reference.  The information being furnished pursuant to this Item 7.01, including Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits

The following exhibits are furnished herewith:

		Exhibit No.	Description of Exhibit

		99.1	News Release of Pepco Holdings, Inc. dated February 24, 2012

		99.2	Pepco Holdings, Inc. Earnings Conference Call Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPCO HOLDINGS, INC.
(Registrant)

Date:	February 23, 2012	/s/ JOSEPH M. RIGBY
Name: Joseph M. Rigby Title: Chairman of the Board, President and Chief Executive Officer

INDEX TO EXHIBITS FURNISHED HEREWITH

Exhibit No.	Description of Exhibit
99.1	News Release of Pepco Holdings, Inc. dated February 24, 2012

99.2	Pepco Holdings, Inc. Earnings Conference Call Presentation